Exhibit 32.1

CERTIFICATION OF PERIODIC FINANCIAL REPORT

PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002, each of the undersigned officers of U.S. Precious

Metals, Inc. (the "Company") certifies that the Annual Report on Form 10-KSB of the Company for the fiscal year ended May 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934

and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the

Company.

Dated: August 31, 2004      /s/ Peter Toscano

                                           Peter Toscano

                                           President and Chief Executive Officer

Dated: August 31, 2004      /s/ Jack Wagenti

                                           Jack Wagenti

                                           Chief Financial Officer

This certification accompanies this Annual Report on Form 10-KSB pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the

Company for purposes of Section 18 of the Securities Exchange Act of 1934, as

amended.